EXHIBIT 99.1

3D Systems Names Seasoned Finance Leader John N. McMullen as Incoming CFO

McMullen served as CFO at Kodak as well as SVP of Finance and Corporate Treasurer at HP

ROCK HILL, S.C., June 15, 2016 (GLOBE NEWSWIRE) -- 3D Systems (NYSE:DDD) announced today that John N. McMullen will join the company as Executive Vice President and Chief Financial Officer, effective July 1, 2016. Elected by the Board of Directors and reporting to President & CEO Vyomesh Joshi, McMullen succeeds David Styka in the CFO role. Styka will remain with the company to provide operational and financial support to Management.

A photo accompanying this announcement is available at http://www.globenewswire.com/NewsRoom/AttachmentNg/6266d6e8-a6ff-47c1-94a4-8a1215c4979f

McMullen brings to 3D Systems over three decades of progressive finance leadership experience, most recently serving as Executive Vice President and Chief Financial Officer of Kodak (NYSE:KODK). Before that, McMullen led a successful 32-year career at HP and its acquired companies, Compaq Computer and Digital Equipment Corporation. His positions included Senior Vice President of Finance and Corporate Treasurer of HP, Chief Financial Officer of HP’s Imaging and Printing Group, and Vice President of Finance and Strategy for Compaq’s Worldwide Sales and Services Group. Since 2011, McMullen has served on the Board of Directors and as Audit Committee Chair of Vocera Communications.

“We are excited to have a leader of John’s caliber join our team,” commented Vyomesh Joshi (VJ), President & CEO, 3D Systems. “John’s demonstrated ability to deliver an appropriate cost structure, scalable processes and an effective business model at global technology companies can help us drive transformation and profitable growth. I am deeply grateful for Dave’s many contributions to the company and am pleased that he will continue to lend his expertise as part of our evolving team.”

“It is a tremendous opportunity to be part of 3D Systems at such a pivotal time for the company and the 3D printing industry,” commented McMullen. “Based on our successful and productive history, it is a privilege to work alongside VJ once again.”

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology.  Forward-looking statements are based upon managements beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company.  The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

About 3D Systems

3D Systems provides comprehensive 3D products and services, including 3D printers, print materials, on-demand manufacturing services and digital design tools. Its ecosystem supports advanced applications from the product design shop to the factory floor to the operating room. 3D Systems’ precision healthcare capabilities include simulation, Virtual Surgical Planning, and printing of medical and dental devices as well as patient-specific surgical instruments. As the originator of 3D printing and a shaper of future 3D solutions, 3D Systems has spent its 30 year history enabling professionals and companies to optimize their designs, transform their workflows, bring innovative products to market and drive new business models.

More information on the company is available at www.3dsystems.com

Investor Contact: Stacey Witten
Email: investor.relations@3dsystems.com

Media Contact: Timothy Miller
Email: press@3dsystems.com